SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
October 29, 2002

AMERICAN HOMEPATIENT, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19532	62-1474680

(State or other jurisdiction of	(Commission File Number)	(Employer Identification
incorporation)		Number)

5200 Maryland Way, Suite 400, Brentwood, Tennessee 37027-5018

(Address of principal executive offices)

(615) 221-8884

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address,
if changed since last report)

ITEM 4. Changes in Registrant’s Certifying Accountant
SIGNATURES

ITEM 4. Changes in Registrant’s Certifying Accountant

     On August 14, 2002, the Company filed a current report on Form 8-K indicating that the Company’s Board of Directors had approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s principal independent accountants, subject to the approval of the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division. On October 21, 2002, the Bankruptcy Court approved the appointment of Deloitte as the Company’s principal independent accountants, subject only to timely and proper objections filed within twenty (20) days after the Bankruptcy Court’s October 21, 2002 order.

     Prior to Deloitte’s engagement, the Company did not consult Deloitte with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN HOMEPATIENT, INC.

By:	/s/ Joseph F. Furlong Joseph F. Furlong Chief Executive Officer

Date: October 29, 2002